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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Nevada Gold & Casinos, Inc. on Form S-8 of our report dated June 14, 2002 appearing in the Annual Report on Form 10-KSB of Nevada Gold & Casinos, Inc. for the year ended March 31, 2002.



/s/ PANNELL KERR FORSTER OF TEXAS, P.C.
Houston, Texas
October 9, 2002